Exhibit 99.2

 Build-A-Bear Workshop2020 ICR Conference

 Forward looking and cautionary statements      This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (2) we may not be able to operate our international corporately managed locations profitably; (3) a decline in mall traffic could adversely affect our financial performance and profitability; (4) we may be unable to generate interest in and demand for our interactive retail experience and products, including being able to identify and respond to consumer preferences in a timely manner; (5) our merchandise is manufactured by foreign manufacturers and we transact business in various foreign countries, and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; (6) we may be unable to renew, renegotiate or replace our store leases, or enter into leases for new stores on favorable terms, or we may violate the terms of our current leases; (7) consumer interests change rapidly, and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (8) we may suffer disruptions, failures or security breaches of our information technology infrastructure or we may improperly obtain or be unable to protect our data or violate privacy or security laws or expectations; (9) we may not be able to operate successfully if we lose key personnel, are unable to hire qualified additional personnel, or experience turnover of our management team; (10) we are subject to risks associated with technology and digital operations; (11) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (12) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (13) our company-owned distribution center and our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (14) we may be unable to effectively manage our international franchises, attract new franchisees or laws relating to international franchises may change; (15) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (16) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (17) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (18) our profitability could be adversely impacted by fluctuations in petroleum products prices; (19) our business may be adversely impacted by a significant variety of competitive threats; (20) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (21) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions; (22) fluctuations in our operating results could reduce our cash flow and we may be unable to repurchase shares at all or at the times or in the amounts we desire or the results of the share repurchase program may not be as beneficial as we would like; (23) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (24) the market price of our common stock is subject to volatility which could attract the interest of activist shareholders; (25) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

Over 20 Years in the Making

Estd. 1997	2004	2013	2020
Make-Your-Own Stuffed Animal Mall Retailer	IPO	Business Turnaround	Diversified Retailer with Evolving Business Model

2020 Snapshot:

Global retail with over 500 locations*

371	54	104
Corporately-Managed Stores	Third-party Retail Locations	International Franchise Stores

Multi-generational

Nearly **200 MM** Furry Friends Sold

Diversified channels

Rapidly growing e-commerce

9 consecutive qtrs of dbl-digit growth**

Skilled Talent Pool

3,500+ Associates

Powerful Brand

Known, emotional and leverageable brand equity

*As of fiscal 2019 3nd quarter ending November 2, 2019

**Q4-2017 through Q4-2019; Includes preliminary projected results for Q4-2019

 FY2019 Preliminary Expectations  4  We expect FY2019 to show an improvement over the prior year as well as an improvement over our most recently stated guidance on key metrics:  ($ in millions)  Projected 2019  2018  Varianceto midpoint of range  Total Revenue  $334-338  $336  ~flat  Pre Tax Income  $0.1-2.0  ($18.5)  ~+$19.5  EBITDA  $14-$15  ($2.4)  ~+$17  Capex  $12-$13  $11.3  ~+$1.2  Cash  $25-$30  $17.9  ~+$10  Inventory  <$58  $58.4  less than LY  In addition, we expect to finish the year with no debt under our revolving credit facility  *EBITDA Non-GAAP reconciliation: 2018 Pre-tax loss ($18.5 million), add back interest expense ($0.1 million) and depreciation and amortization expense ($16.0 million), for 2018 EBIDTA loss of $2.4 million.

FY2019 Preliminary Expectations

With a backdrop of ongoing macro-consumer and economic uncertainty, FY2019 is expected to benefit from an end-of-year push in our current fourth quarter:

- While the year included ongoing and new pressure on several fronts (mall traffic challenges, geo-political global instability, Brexit uncertainty, movie properties below our expectations, delay in opening of a key tourist location), positive momentum in Q4 is leading us to increase our previously stated annual guidance.
- Q4 total revenue is now expected to be flat to slightly positive. We believe there are several variables contributing to our trend shift including:
  - **Shift in Retail Traffic Patterns:** Consumer shopping patterns continue to skew to later in the season: US retail traffic declined in November and the first three weeks of December* compared to the prior year, then turned positive, a trend that has continued, with BBW outpacing national trends
  - **Digital First Approach:** An aggressive shift to digital marketing allowed us to reach consumers on devices and in settings in which they frequently engage benefiting both our eCommerce and in-store business segments
  - **Bonus Club Activation:** Targeted communications through improved segmentation models have improved efficiency, relevance and visit activation of loyalty program membership
  - **Consumer Demand for Experiences:** Sales of BBW gift cards in-store, online and through third parties - the "gift of experience" - increased in the pre-Christmas time frame, contributing to higher redemption levels post-holiday
  - **Personalized Gifting:** Positive results from a focus on gifting - both online and in stores
  - **Licensed Products:** Notably, sales of licensed products associated with movies increased during the period, however, we do not believe they have been the key driver of the improvement in trend

*Source: Shoppertrak

5

Why BBW?

Investment in digital platforms and capabilities is delivering consistent eCommerce growth

- 9th consecutive quarter of double-digit eCommerce growth since platform upgrade*

We have a proven experiential retail concept with diverse optionality that can operate in a wide range of retail, tourist and seasonal settings

- Over 95% of NA corporately-managed stores have positive four-wall contribution**
- Over 70% of leases have options within the next three years
- Third-party retail growth to 54 locations (Q3-2019) from 34 locations (Q3-2018)

We have a differentiated brand with untapped equity and are taking bold steps to monetize our brand assets funded by cash from operations

- Solid balance sheet projected to fund strategic initiatives with no borrowings under our revolving credit facility
- Outbound licensing, wholesale and entertainment opportunities; 2019 agreements with major players in entertainment industries

We are executing against our strategic plans to diversify our retail portfolio and evolve our business model with a goal to deliver long-term sustainable profitable growth

*Based on current projected preliminary FY2019 forecast; platform upgrade was made in 2017
**Based on TTM ending with Q3-2019, the period ending November 2, 2019

6

 Monetizable Powerful Brand  7  Aided Brand AwarenessUS Moms of Kids ages 2-12  90%+  Build-A-Bear is a brand that Moms TRUST and Kids LOVE  Over 80% of Moms say BAB is “a brand they trust” and over 80% of kids say BAB is “fun to visit”  12%  22%  15%  25%  26%      Age range   1/3 Male  2/3 Female  With Broad Demographic Appeal…  …and a Loyal, Passionate Consumer Base  Source: C&R Research 2017  Over 7MM total Bonus Club loyalty members and 8MM opted-in email accounts

The Business Model


WORKSHOP
Brand
Leverage
Diversify and expand the retail footprint globally
Monetize the power of the brand
Investment
Corporately-managed stores
E-commerce
3rd Party Retail
Intl Franchising
Reported in:
Net Retail Sales
Commercial Rev
Intl Franchise
Wholesale / Corporate
Outbound Licensing
Entertainment
Reported in:
Commercial Revenue

Continued focus on the evolution of our Strategic Plan to monetize the Build-A-Bear brand across channels, geographies, consumers and categories. 2020 priorities:

1. eCommerce and digital commerce growth
2. Expanded retail diversification and accessibility through expansion in 3rd party retail as well as management of corporate portfolio to optimize profitability; improve conversion and dollars per transaction while further investing in the on-going evolution of marketing spend to social and digital media to drive store visits and enhance and add programs to drive store traffic.
3. Revenue diversification through outbound licensing and entertainment

With the objective to deliver Long-Term Sustained PROFITABLE Growth

8

 9  A Model of Continuous Engagement  ConsumerConnection  “Retail” Experience  Marketing Benefit  A continuous circle of engagement can build a more powerful and profitable business model  IP Engagement  Over 20 outbound licenses and categories  Channel and category-agnostic retail transactions

2020 Retail Priorities: eCommerce and Digital


BUY ONE, GET ONE
50% OFF
*ENTIRE SITE


BUILD-A-BEAR GIFTSHOP

Expect to leverage trends to online shopping as well as our own current momentum to continue to fuel growth

- Focus on secondary store segments of gift givers and affinity that prefer to shop online has driven growth without cannibalizing traditional retail
  - Opportunity to expand adult gifting merchandise categories
  - Affinity segments connect with limited edition and web-exclusive products
- Expect to expand omni-channel model
- Continue to refine digital marketing

Expect to leverage rich data from engaged Bonus Club membership to drive incremental purchases

- Over 7 million total Bonus Club members and 8 million opted-in email accounts for marketing
  - Opportunity to further develop segmentation and consumer journey models
- Implementation of enhanced site features to personalize offers and drive traffic and productivity

Opportunity to grow with third party marketplaces (e.g. Amazon) as well as primary store shopping segment (families with children)

- Prime certified, branded shopfront on Amazon.com starting to deliver revenue growth
- Opportunity to add innovative digital shopping experiences to engage consumers seeking experience (over convenience)



* Q4-2017 through Q4-2019; Includes preliminary projected results for Q4-2019

10

2020 Retail Priorities: Store Locations



BUILD-A-BEAR WORKSHOP

Expect mall traffic to continue to be challenging

- On a monthly basis national retail traffic in US declined every month from Feb-Dec 2019
- Follows 5 years of traffic declines in which traditional mall traffic is estimated to have declined by 50% cumulatively

Expect to leverage high level of strategic lease optionality

- Over 70% of leases have options in next 3 years
- As leases come due, priority is to optimize profitability and maintain site through aggressive rent negotiation
- Potential to close up to 20 stores that could be unprofitable in 2020 across geographies

Expect to strategically add locations that expand consumer accessibility

- Expect to partially offset the impact of store closures by opening new locations that expand consumer accessibility to our concept
  - Tourist locations, Walmart shop-in-shops, seasonal, etc
- Total square footage should decrease but key metrics (sales and profit per square foot) should improve

FY2019 US National Retail Traffic Trends



-5.4%
-7.3%
-1.0%
-5.8%
-3.6%
-5.9%
-4.4%
-4.7%
-3.9%
-6.4%
-4.7%
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

Source: Shoppertrak



FAO
Walmart
GAYLORD HOTELS

In FY2020, expect corporately-managed portfolio to have less total square footage with higher productivity per square foot

By the end of FY2020, expect ~50% of stores to be in Discovery format

11

2020 Retail Priorities: 3rd Party Store Locations


BUILD-A-BEAR
WORKSHOP
AT SEA


BUILD-A-BEAR WORKSHOP

3rd party retail sales captured in our Commercial Revenue segment which was +100% over prior year in FY2019 through Q3-2019)

The 3rd party retail model reports revenue based on wholesale pricing requiring minimal capital and reducing operational risk while efficiently and strategically expanding our retail footprint

<u>3rd Party Retail model benefits BBW as well as retail partners</u>

- Advantages to BBW:
  - Little to no startup capital to open stores
  - No direct operational overhead (rent, labor, etc)
  - Access to desirable tourist and family-centric settings
- Advantages to partner
  - Leverage existing space and often talent pool
  - Power of BABW brand offering and proprietary service model

<u>Expect growth from existing partners as well as annualization of partners added in 2019</u>

- Locations tend to be in tourist and family-centric settings that are expected to see consistent or growing traffic patterns
- Established partners include Carnival Cruise Lines and Great Wolf Lodge which will annualize multiple locations in 2020. Other partners include Landry's, Cooks, Beaches, Yankee Candle



<u>Expect conversion of some partners currently in test mode into expanded locations</u>

- Currently in test mode or expect to implement tests in a number of sites
  - Military bases
  - Chuck E Cheese
  - Marriott Resorts

12

2020 Priorities: Non-Retail Commercial Revenue

Outbound Licensing | Wholesale | Entertainment

In addition to 3rd Party Retail, we expect other areas in Commercial revenue to contribute to the business

We expect to benefit from initiatives to leverage the power of our brand and intellectual properties as we become a strong branded company with a diversified business model



- The Build-A-Bear brand is stretchable to a broad range of categories beyond "make-your-own" plush. We have agreements in place for over 20 outbound licenses and categories
- For example, the Build-A-Bear stuffing station was named to Walmart's "Top Rated by Kids" toy list in 2019 and had strong sales across a diverse range of retail chains



- A new warehouse management system is expected to be implemented in FY2020 giving us additional capabilities that are needed to drive wholesale opportunities including direct sales of pre-stuffed plush product to other retailers and mass merchandisers

- In FY2019, several deals were finalized that are expected to expand our entertainment and content offerings. In FY2020, we expect to have radio, music, films and tv programming in market

February 2020

Always On: Radio



BUILD-A-BEAR
RADIO

Initial BAB music CD — WARNER CHAPPELL MUSIC, ARTS MUSIC

Initial Sony movie — SONY

2nd BAB music CD — WARNER CHAPPELL MUSIC, ARTS MUSIC

Holiday TV movie — Hallmark CHANNEL

13

2020 Priorities: Refocus International Franchising  14  Expect to de-emphasize select territories and focus on priority markets     Select legacy markets are expected to be discontinued in the interim All markets and ownership groups for existing franchise territories have been evaluated with an assessment of short- and long-term viability. We expect to terminate agreements with select underperforming territories as the focus shifts to the high-potential markets  Focus on priority markets with the highest potential for growth and expansionIn the past three years, BBW has reached agreements covering the major economic markets of China and India that have the potential to become significant contributors to revenue and profit on a mid- and long-term basisInternal resources are focused on refining the service, merchandising and business models in order to optimize the brand offering in these markets and achieve development plans  Infrastructure, sourcing channels and management capabilities have been enhanced and developedBBW has a franchise model that can be leveraged for international development, including supply chain capabilities, that offers the potential of beneficial returns to franchise partners

             Solid Balance Sheet Supports Ongoing Evolution  Cash from operations has funded - and is expected to continue to fund - ongoing strategic initiativesProjected uses of capital reflect strategic priorities: eCommerce and digital, opportunistic stores, systems and infrastructure, maintenance  #1eCommerce and Digital Platforms  #2Opportunistic store openings  #4Maintenance  #3System and infrastructure upgrades  15

 16  In Summary  Our proven experiential retail concept has been and remains a key tenant of the strong, emotional relationship that we enjoy with our guests. Our broad lease optionality and wide array of concepts, including 3rd party retail, enable operations in a variety of retail, tourist and seasonal settings beyond the traditional mall. We have a line of site to evolve our footprint to be more aligned where families now want to go for shopping, fun and entertainment.  We have a differentiated brand with 20+ year of history of valuable equity and are taking bold steps to monetize our brand assets funded by cash from operations   We are executing against our strategic plans to diversify our business model and create revenue streams to leverage the brand and deliver long term sustainable profitable growth        We are leveraging our on-line success and aggressively investing in digital platforms and capabilities to more robustly participate in changing consumer shopping habits including gifting and e-commerce growth    We have taken important steps and created key relationships to leverage the brand beyond traditional channels

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